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                                                                    EXHIBIT 23.2

                                  CONSENTS OF
             INDEPENDENT PUBLIC ACCOUNTANTS FOR PACTIV CORPORATION

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated July 2, 1999 included in Tenneco Packaging Inc.'s Form 10, as amended, and to all references to our firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Chicago, Illinois
March 24, 2000